EXHIBIT 99.2

                     FINANCIAL GUARANTY INSURANCE COMPANY
                     ------------------------------------

             Unaudited Interim Financial Statements March 31, 2002


FINANCIAL GUARANTY INSURANCE COMPANY
============================================================================


Unaudited Interim Financial Statements

March 31, 2002


Balance Sheets...........................................................   1
Statements of Income.....................................................   2
Statements of Cash Flows.................................................   3
Notes to Interim Financial Statements (Unaudited)........................   4

Financial Guaranty Insurance Company                            Balance Sheets
------------------------------------------------------------------------------
($ in Thousands)

                                                                                           March 31,              December 31,
                                                                                           2002                       2001
                                                                                   ----------------------       ----------------
Assets                                                                                   (Unaudited)
Fixed maturity securities, available-for-sale,
   at fair value (amortized cost of
   $2,400,119 in 2002 and $2,391,948 in 2001)                                              $2,371,087                $2,317,022
Preferred stock, available-for-sale, at fair value
   (cost of $30,598 in 2002 and 2001)                                                          29,889                    29,888
Short-term investments, at cost, which approximates fair value                                288,822                   255,271
Cash                                                                                            2,528                       281
Accrued investment income                                                                      33,505                    34,262
Reinsurance receivable                                                                          9,686                     9,640
Deferred policy acquisition costs                                                              72,250                    71,700
Property, plant and equipment net of
   accumulated depreciation of $8,239 in 2002 and $8,213 in 2001                                  402                       428
Prepaid reinsurance premiums                                                                  126,534                   130,298
Prepaid expenses and other assets                                                              10,096                     9,383
                                                                                         ------------            --------------
            Total assets                                                                   $2,944,799                $2,858,173
                                                                                         ============            ==============

Liabilities and Stockholder's Equity

Liabilities:

Unearned premiums                                                                         $   618,598                $  612,791
Losses and loss adjustment expenses                                                            44,064                    48,855
Ceded reinsurance payable                                                                         654                     1,928
Accounts payable and accrued expenses                                                          11,471                    18,037
Payable for securities purchased                                                               42,469                    14,667
Current Federal income taxes payable                                                          111,475                    87,729
Deferred Federal income taxes payable                                                          66,439                    67,288
                                                                                          ------------               ----------

            Total liabilities                                                                 895,170                   851,295
                                                                                          ------------               -----------

Stockholder's Equity:

Common stock, par value $1,500 per share at March 31,
  2002 and at December 31, 2001: 10,000 shares authorized,
  issued and outstanding                                                                       15,000                    15,000
Additional paid-in capital                                                                    383,511                   383,511
Accumulated other comprehensive loss, net of tax                                              (20,014)                  (14,932)
Retained earnings                                                                           1,671,132                 1,623,299
                                                                                           -----------               -----------

            Total stockholder's equity                                                      2,049,629                 2,006,878
                                                                                           -----------               -----------

            Total liabilities and stockholder's equity                                     $2,944,799                $2,858,173
                                                                                           ==========                ==========


       See accompanying notes to unaudited interim financial statements

Financial Guaranty Insurance Company                     Statements Of Income
------------------------------------------------------------------------------
($ in Thousands)

                                                                                        Three Months Ended March 31,
                                                                                         2002                 2001
                                                                                        -----                 ----
                                                                                                 (Unaudited)

Revenues:

    Gross premiums written                                                              $37,812              $24,958
    Ceded premiums written                                                               (1,664)                 582
                                                                                        ---------            -------


    Net premiums written                                                                 36,148               25,540
    Increase in net unearned premiums                                                    (9,570)              (3,423)
                                                                                        ---------            --------

    Net premiums earned                                                                  26,578               22,117
    Net investment income                                                                28,862               31,841
    Net realized gains                                                                    7,630               27,026
    Other income                                                                          4,487                    -
                                                                                        ---------            --------

        Total revenues                                                                   67,557               80,984
                                                                                        --------             --------

Expenses:

    Losses and loss adjustment expenses                                                  (4,959)                 546
    Policy acquisition cost deferred                                                     (5,224)              (5,111)
    Amortization of deferred policy acquisition costs                                     4,674                3,299
    Other underwriting expenses                                                           9,880                9,856
                                                                                        ---------             --------

        Total expenses                                                                    4,371                8,590
                                                                                        ---------             --------

        Income before provision for Federal income taxes                                 63,186               72,394

    Provision for Federal income taxes                                                   15,349               17,172
                                                                                         --------             -------

        Net income                                                                      $47,837              $55,222
                                                                                         =======             =======


       See accompanying notes to unaudited interim financial statements

Financial Guaranty Insurance Company                  Statements Of Cash Flows
------------------------------------------------------------------------------

($ in Thousands)

                                                                                      Three Months Ended March 31,
                                                                                        2002             2001
                                                                                      -------            -----
                                                                                              (Unaudited)
Operating activities:

Net income                                                                           $ 47,837         $ 55,222
    Adjustments to reconcile net income to net
      cash provided by operating activities:
    Provision for deferred income taxes                                                 1,889            1,618
    Amortization of fixed maturity securities                                           1,621              960
    Policy acquisition costs deferred                                                  (5,224)          (5,111)
    Amortization of deferred policy acquisition costs                                   4,674            3,299
    Depreciation of fixed assets                                                           26               54
    Change in reinsurance receivable                                                      (46)              33
    Change in prepaid reinsurance premiums                                              3,764            7,148
    Change in accrued investment income, prepaid
       expenses and other assets                                                           44            4,728
    Change in unearned premiums                                                         5,807           (3,726)
    Change in losses and loss adjustment expense reserves                              (4,791)             220
    Change in ceded reinsurance payable, accounts payable and
       accrued expenses, and payable for securities purchased                          19,962            3,649
    Change in current Federal income taxes payable                                     23,746           (3,619)
    Net realized gains on investments                                                  (7,630)         (27,026)
                                                                                      --------         --------

Net cash provided by operating activities                                              91,679           37,449
                                                                                      --------         --------

Investing activities:

Sales or maturities of fixed maturity securities                                      393,735          582,297
Purchases of fixed maturity securities                                               (449,616)        (628,188)
Net sales (purchases) of short-term investments                                       (33,551)           8,066
                                                                                      --------         --------

Net cash used in investing activities                                                 (89,432)         (37,825)
                                                                                      --------         --------

Increase (decrease) in cash                                                             2,247             (376)
Cash at beginning of period                                                               281              991
                                                                                      --------         --------

Cash at end of period                                                             $     2,528          $   615
                                                                                  =============        =============


       See accompanying notes to unaudited interim financial statements

Financial Guaranty Insurance Company              Notes to Financial Statements
-------------------------------------------------------------------------------
March 31, 2002 and 2001
(Unaudited)

              (1) Basis of Presentation
                  ---------------------

                  The interim financial statements of Financial Guaranty Insurance Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of (a) results of operations for the three months ended March 31, 2002 and 2001, (b) the financial position at March 31, 2002 and December 31, 2001, and (c) cash flows for the three months ended March 31, 2002 and 2001.

                  These interim financial statements should be read in conjunction with the financial statements and related notes included in the 2001 audited financial statements.

                  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

              (2) Statutory Accounting Practices
                  ------------------------------

                  The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices "prescribed or permitted" by the state insurance regulatory authorities. The Company's statutory basis financial statements are prepared on the basis of accounting prescribed or permitted by the State of New York. A reconciliation of the Company's net income and stockholder's equity on a GAAP basis to the corresponding amounts on a statutory basis as of and for the three months ended March 31, 2002 and 2001 is as follows:


                                                                     Three Months Ended March 31,
                                                   -------------------------------------------------------------------
                                                             2002                                  2001
                                                   -------------------------------------------------------------------
                                                       Net          Stockholder's            Net         Stockholder's
                                                     Income            Equity              Income           Equity
                                                    --------        -------------          -------       -------------

    GAAP basis amount                               $47,837          $2,049,629            $55,222        $2,089,076
    Premium revenue recognition                        (393)           (211,810)            (2,423)        (207,397)
    Deferral of acquisition costs                      (550)            (72,250)            (1,812)         (70,242)
    Contingency reserve                                   -            (950,874)                 -         (833,395)
    Contingency reserve tax deduction                (5,000)             23,700                  -           28,700
    Non-admitted assets                                   -                (412)                 -             (559)
    Case-basis loss reserves                            (38)               (633)               326              128
    Portfolio loss reserves
    Deferral of income taxes                          1,889              76,533              1,618           74,883
    Unrealized (gains) losses on fixed
       maturity securities, net of tax                    -              18,899                  -          (26,248)
    Recognition of profit commission                   (600)             (8,820)              (293)          (7,692)
    Unauthorized reinsurance                              -                 (16)                 -              (25)
    Allocation of tax benefits due to
       Parent's net operating loss to the
       Company                                            -              11,385                  -           11,385
    Contingency reserve tax deduction                     -              95,008                  -           74,059
                                                -----------         -----------       ------------       ----------
    Statutory basis amount                          $43,145          $1,030,339            $52,638       $1,132,673
                                                ===========         ============      ============       ==========

Financial Guaranty Insurance Company              Notes to Financial Statements
-------------------------------------------------------------------------------

March 31, 2002 and 2001
(Unaudited)


              (3) Dividends
                  ---------

                  Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

                  o Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $72.5 million in 2001.

                  o Dividends may not exceed the lesser of 10 percent of its surplus or 100 percent of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the New York State Insurance Department.

                  The Company did not declare dividends during the first three months of 2002 and 2001 respectively. An extraordinary dividend of $200 million (approved by the State of New York Insurance Department) was paid during the third quarter of 2001. Accordingly, none of the Company's surplus is available for dividends during 2002 without approval by the State of New York Insurance Department.

              (4) Income Taxes
                  ------------

                  The Company's effective Federal corporate tax rate (24.3 percent and 23.7 percent for the three months ended March 31, 2002 and 2001, respectively) is less than the statutory corporate tax rate (35 percent) on income due to permanent differences between financial and taxable income, principally tax-exempt interest.

              (5) Reinsurance
                  ------------
                  Net premiums earned are shown net of ceded premiums earned of $5.4 million and $6.6 million, respectively, for the three months ended March 31, 2002 and 2001.

              (6) Comprehensive Income
                  --------------------
                  Comprehensive income encompasses all changes in stockholder's equity (except those arising from transactions with the stockholder) and includes net income, net unrealized capital gains or losses on available-for-sale securities, net of taxes, and foreign currency translation adjustments, net of taxes. The following is a reconciliation of comprehensive income:

                                                                                 Three Months
                                                                                 Ended March 31,
                                                                          ---------------------------
                                                                           2002                  2001
                                                                           ----                  ----

  Net income                                                               $47,837              $55,222
  Other comprehensive income:
      Change in unrealized investment gains (losses),
      net of expense (benefit) of ($2,161) in 2002
          and $2,220 in 2001                                               (4,012)               4,122
      Change in foreign exchange gains (losses),
         net of expense (benefit) of ($576) in 2002
         and $38 in 2001                                                   (1,070)                  70
                                                                          ---------            --------
  Comprehensive income                                                    $42,755              $59,414
                                                                          =========            ========


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